Cincinnati Financial Corporation
Supplemental Financial Data
for the period ending September 30, 2011

6200 South Gilmore Road
Fairfield, Ohio 45014-5141
www.cinfin.com

Investor Contact:	Media Contact:	Shareholder Contact:
Dennis E. McDaniel	Joan O. Shevchik	Jerry L. Litton
(513) 870-2768	(513) 603-5323	(513) 870-2639

	A.M. Best	Fitch	Moody’s	Standard & Poor’s
Cincinnati Financial Corporation
Corporate Debt	a	BBB+	A3	BBB

The Cincinnati Insurance Companies
Insurer Financial Strength

Property Casualty Group
Standard Market Subsidiaries:	A+	–	A1	A
The Cincinnati Insurance Company	A+	A+	A1	A
The Cincinnati Indemnity Company	A+	A+	A1	A
The Cincinnati Casualty Company	A+	A+	A1	A
Surplus Lines Subsidiary:
The Cincinnati Specialty Underwriters Insurance Company	A	–	–	–

The Cincinnati Life Insurance Company	A	A+	–	A

Ratings are as of October 26, 2011, under continuous review and subject to change and/or affirmation. For the current ratings, select Financial Strength on www.cinfin.com.

The consolidated financial statements and financial exhibits that follow are unaudited. These consolidated financial statements and exhibits should be read in conjunction with the consolidated financial statements and notes included with our periodic filings with the U.S. Securities and Exchange Commission. The results of operations for interim periods may not be indicative of results to be expected for the full year.

Cincinnati Financial Corporation
Supplemental Financial Data
Third Quarter 2011

Definitions of Non-GAAP Information and
Reconciliation to Comparable GAAP Measures

Cincinnati Financial Corporation prepares its public financial statements in conformity with accounting principles generally accepted in the United States of America (GAAP). Statutory data is prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners’ (NAIC) Accounting Practices and Procedures Manual and therefore is not reconciled to GAAP data.

Management uses certain non-GAAP and non-statutory financial measures to evaluate its primary business areas – property casualty insurance, life insurance and investments. Management uses these measures when analyzing both GAAP and non-GAAP measures to improve its understanding of trends in the underlying business and to help avoid incorrect or misleading assumptions and conclusions about the success or failure of company strategies. Management adjustments to GAAP measures generally: apply to non-recurring events that are unrelated to business performance and distort short-term results; involve values that fluctuate based on events outside of management’s control; or relate to accounting refinements that affect comparability between periods, creating a need to analyze data on the same basis.

•
Operating income: Operating income is calculated by excluding net realized investment gains and losses (defined as realized investment gains and losses after applicable federal and state income taxes) from net income. Management evaluates operating income to measure the success of pricing, rate and underwriting strategies. While realized investment gains (or losses) are integral to the company’s insurance operations over the long term, the determination to realize investment gains or losses in any period may be subject to management’s discretion and is independent of the insurance underwriting process. Also, under applicable GAAP accounting requirements, gains and losses can be recognized from certain changes in market values of securities without actual realization. Management believes that the level of realized investment gains or losses for any particular period, while it may be material, may not fully indicate the performance of ongoing underlying business operations in that period.

For these reasons, many investors and shareholders consider operating income to be one of the more meaningful measures for evaluating insurance company performance. Equity analysts who report on the insurance industry and the company generally focus on this metric in their analyses. The company presents operating income so that all investors have what management believes to be a useful supplement to GAAP information.
•
Statutory accounting rules: For public reporting, insurance companies prepare financial statements in accordance with GAAP. However, insurers also must calculate certain data according to statutory accounting rules as defined in the NAIC’s Accounting Practices and Procedures Manual, which may be, and has been, modified by various state insurance departments. Statutory data is publicly available, and various organizations use it to calculate aggregate industry data, study industry trends and compare insurance companies.

•
Written premium: Under statutory accounting rules, property casualty written premium is the amount recorded for policies issued and recognized on an annualized basis at the effective date of the policy. Management analyzes trends in written premium to assess business efforts. Earned premium, used in both statutory and GAAP accounting, is calculated ratably over the policy term. The difference between written and earned premium is unearned premium.

Cincinnati Financial Corporation
Quick Reference - Third Quarter 2011
(all data shown is for the three months ended or as of September 30, 2011)

		Year over year
	9/30/2011	change %
Revenues:

Commercial lines net written premiums	$547	7
Personal lines net written premiums	222	7
Excess & surplus lines net written premiums	22	29
Property casualty net written premiums	791	7
Life and accident and health net written premiums	44	3
Annuity net written premiums	18	(50)
Life, annuity and accident and health net written premiums	62	(22)
Commercial lines net earned premiums	557	2
Personal lines net earned premiums	193	6
Excess & surplus lines net earned premiums	19	36
Property casualty net earned premiums	769	3
Fee revenue	1	0
Life and accident and health net earned premiums	43	5
Investment income	130	2
Realized gains on investments	(2)	(101)
Other revenue	3	0
Total revenues	944	(12)

Income:

Operating income	$20	(64)
Net realized investment gains and losses	(1)	nm
Net income	19	(88)

Per share (diluted):

Operating income	$0.13	(62)
Net realized investment gains and losses	(0.01)	nm
Net income	0.12	(87)
Book value	29.54	(4)
Weighted average shares	163,085,974

		Year over year
	9/30/2011	change %
Benefits and expenses:

Commercial lines loss and loss expenses	$429	11
Personal lines loss and loss expenses	168	27
Excess & surplus lines loss and loss expenses	12	(8)
Life and accident and health losses and policy benefits	49	11
Underwriting, acquisition and insurance expenses	260	1
Other operating expenses	4	0
Interest expenses	13	0
Total benefits & expenses	933	10
Loss before income taxes	11	(95)
Total income tax	(8)	nm

Balance Sheet:

Fixed maturity investments	$8,854
Equity securities	2,609
Other invested assets	66
Total invested assets	$11,529

Equity in net assets of subsidiaries	$4,564

Loss and loss expense reserves	$4,521
Life policy reserves	2,179
Total debt	894
Shareholders' equity	4,786

Key ratios:

Commercial lines GAAP combined ratio	107.9%
Personal lines GAAP combined ratio	119.7
Excess & surplus lines GAAP combined ratio	93.6
Property casualty GAAP combined ratio	110.6

Commercial lines STAT combined ratio	109.4%
Personal lines STAT combined ratio	114.7
Excess & surplus lines STAT combined ratio	92.9
Property casualty STAT combined ratio	110.2

Value creation ratio	(3.4)%

Cincinnati Financial Corporation
Consolidated Statements of Income for the Nine Months Ended September 30, 2011

(In millions)	CFC	CONSOL P&C	CLIC	CFC-I	ELIM	Total
Revenues:
Premiums earned:
Property casualty	$-	$2,414	$-	$-	$-	$2,414
Life	-	-	157	-	-	157
Accident health	-	-	5	-	-	5
Premiums ceded	-	(170)	(39)	-	-	(209)
Total earned premium	-	2,244	123	-	-	2,367
Investment income	30	262	101	-	-	393
Realized gain on investments	14	88	(26)	1	-	77
Fee revenue	-	3	-	-	-	3
Other revenue	11	1	2	5	(11)	8
Total revenues	$55	$2,598	$200	$6	$(11)	$2,848

Benefits & expenses:
Losses & policy benefits	$-	$2,183	$167	$-	$(4)	$2,346
Reinsurance recoveries	-	(285)	(29)	-	-	(314)
Underwriting, acquisition and insurance expenses	-	723	49	-	-	772
Other operating expenses	19	-	-	3	(8)	14
Interest expense	39	-	-	1	-	40
Total expenses	$58	$2,621	$187	$4	$(12)	$2,858

Income (loss) before income taxes	$(3)	$(23)	$13	$2	$1	$(10)

Provision (benefit) for income taxes:
Current operating income	$(12)	$(40)	$16	$-	$-	$(36)
Capital gains/losses	5	31	(9)	-	-	27
Deferred	1	(34)	(1)	1	-	(33)
Total provision (benefit) for income taxes	$(6)	$(43)	$6	$1	$-	$(42)

Operating income (loss)	$(6)	$(37)	$24	$-	$1	$(18)

Net income - current year	$3	$20	$7	$1	$1	$32

Net income - prior year	$5	$222	$23	$1	$-	$251
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding.

Cincinnati Financial Corporation and Subsidiaries
Consolidated Statements of Income for the Three Months Ended September 30, 2011

(In millions)	CFC	CONSOL P&C	CLIC	CFC-I	ELIM	Total
Revenues:
Premiums earned:
Property casualty	$-	$820	$-	$-	$-	$820
Life	-	-	55	-	-	55
Accident health	-	-	2	-	-	2
Premiums ceded	-	(51)	(14)	-	-	(65)
Total earned premium	-	769	43	-	-	812
Investment income	10	86	34	-	-	130
Realized gain (loss) on investments	6	(7)	(2)	-	1	(2)
Fee revenue	-	1	-	-	-	1
Other revenue	4	-	1	2	(4)	3
Total revenues	$20	$849	$76	$2	$(3)	$944

Benefits & expenses:
Losses & policy benefits	$-	$652	$58	$-	$(1)	$709
Reinsurance recoveries	-	(44)	(9)	-	-	(53)
Underwriting, acquisition and insurance expenses	-	242	18	-	-	260
Other operating expenses	5	-	-	1	(2)	4
Interest expense	13	-	-	-	-	13
Total expenses	$18	$850	$67	$1	$(3)	$933

Income (loss) before income taxes	$2	$(1)	$9	$1	$-	$11

Provision (benefit) for income taxes:
Current operating income	$(2)	$17	$2	$1	$-	$18
Capital gains/losses	2	(2)	(1)	-	-	(1)
Deferred	(1)	(26)	2	-	-	(25)
Total provision (benefit) for income taxes	$(1)	$(11)	$3	$1	$-	$(8)

Operating income (loss)	$(1)	$15	$7	$-	$(1)	$20

Net income - current year	$3	$10	$6	$-	$-	$19

Net income - prior year	$7	$140	$8	$1	$-	$156
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding.

Cincinnati Financial Corporation Insurance Subsidiaries
Selected Balance Sheet Data

(In millions)	12/31/2011	9/30/2011	6/30/2011	3/31/2011	12/31/2010	9/30/2010	6/30/2010	3/31/2010
Cincinnati Insurance Consolidated
Fixed maturities (fair value)	$-	$5,975	$5,954	$5,850	$5,818	$5,924	$5,804	$5,759
Equities (fair value)	-	1,865	2,113	2,203	2,175	1,928	1,862	2,013
Short-term investments (fair value)	-	-	-	-	-	-	-	-
Fixed maturities - pretax net unrealized gain	-	439	388	320	314	494	363	287
Equities - pretax net unrealized gain	-	361	631	670	604	476	457	635
Loss and loss expense reserves - STAT	-	3,939	3,903	3,788	3,756	3,799	3,781	3,689
Equity GAAP	-	4,523	4,702	4,721	4,656	4,652	4,429	4,506
Surplus - STAT	-	3,513	3,743	3,833	3,777	3,641	3,537	3,692

The Cincinnati Life Insurance Company
Fixed maturities (fair value)	$-	$2,652	$2,528	$2,449	$2,315	$1,867	$1,859	$2,055
Equities (fair value)	-	28	37	102	103	108	100	114
Short-term investments (fair value)	-	-	-	-	-	-	-	-
Fixed maturities - pretax net unrealized gain	-	197	174	149	148	215	154	110
Equities - pretax net unrealized gain (loss)	-	12	19	25	(4)	1	(7)	7
Equity - GAAP	-	769	783	756	748	775	729	700
Surplus - STAT	-	268	309	308	303	316	307	310

	12/31/2009	9/30/2009	6/30/2009	3/31/2009	12/31/2008	9/30/2008	6/30/2008	3/31/2008
Cincinnati Insurance Consolidated
Fixed maturities (fair value)	$5,663	$5,521	$5,521	$5,169	$4,309	$4,183	$4,304	$4,351
Equities (fair value)	1,910	2,477	2,477	2,247	2,432	3,210	3,537	4,186
Short-term investments (fair value)	5	10	10	11	19	162	-	51
Fixed maturities - pretax net unrealized gain (loss)	202	301	301	25	(108)	(132)	(33)	39
Equities - pretax net unrealized gain	592	590	590	487	627	1,016	1,187	1,831
Loss and loss expense reserves - STAT	3,639	3,656	3,656	3,674	3,494	3,507	3,534	3,448
Equity GAAP	4,405	4,283	4,283	3,795	3,667	3,947	4,011	4,498
Surplus - STAT	3,648	3,472	3,472	3,241	3,360	3,687	3,650	4,027

The Cincinnati Life Insurance Company
Fixed maturities (fair value)	$1,927	$1,868	$1,868	$1,694	$1,467	$1,483	$1,551	$1,534
Equities (fair value)	108	119	119	103	122	200	265	307
Short-term investments (fair value)	-	1	1	1	-	-	-	-
Fixed maturities - pretax net unrealized gain (loss)	72	67	67	(43)	(115)	(79)	(35)	-
Equities - pretax net unrealized gain	1	11	11	(8)	(7)	61	92	127
Equity - GAAP	666	653	653	563	471	530	617	661
Short-term investments (fair value)	300	283	283	270	290	371	420	453

Consolidated Cincinnati Insurance Companies
Statutory Statements of Income

	For the Three Months Ended September 30,				For the Nine Months Ended September 30,
(Dollars in millions)	2011	2010	Change	% Change	2011	2010	Change	% Change
Underwriting income
Net premiums written	$791	$736	$55	7	$2,338	$2,241	$97	4
Unearned premiums increase	22	(7)	29	nm	94	62	32	52
Earned premiums	$769	$743	$26	3	$2,244	$2,179	$65	3

Losses incurred	$503	$437	$66	15	$1,604	$1,296	$308	24
Allocated loss expenses incurred	49	44	5	11	145	127	18	14
Unallocated loss expenses incurred	56	51	5	10	149	137	12	9
Other underwriting expenses incurred	242	239	3	1	726	724	2	0
Workers compensation dividend incurred	4	3	1	33	11	10	1	10

Total underwriting deductions	$854	$774	$80	10	$2,635	$2,294	$341	15
Net underwriting losses	$(85)	$(31)	$(54)	(174)	$(391)	$(115)	$(276)	(240)

Investment income
Gross investment income earned	$89	$88	$1	1	$272	$268	$4	1
Net investment income earned	88	87	1	1	268	264	4	2
Net realized capital gains	(2)	90	(92)	nm	58	84	(26)	31
Net investment gains (excl. subs)	$86	$177	$(91)	(51)	$326	$348	$(22)	(6)
Dividend from subsidiary	25	-	25	nm	25	-	25	nm
Net investment gains (net of tax)	$111	$177	$(66)	(37)	$351	$348	$3	1

Other income	$2	$1	$1	100	$4	$3	$1	33

Net income before federal income taxes	$28	$147	$(119)	(81)	$(36)	$236	$(272)	nm
Federal and foreign income taxes incurred	$16	$8	$8	100	$(42)	$34	$(76)	nm
Net income (statutory)	$12	$139	$(127)	(91)	$6	$202	$(196)	(97)
*	Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts.
*	Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.
*	Excludes CSU Producers Resources Inc.

Consolidated Cincinnati Insurance Companies
Losses Incurred Detail

(In millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/11	9/30/11	6/30/11	3/31/11	12/31/10	9/30/10	6/30/10	3/31/10	6/30/11	6/30/10	9/30/11	9/30/10	12/31/11	12/31/10
Consolidated
New losses greater than $4,000,000		$18	$6	$11	$15	$17	$11	$6	$16	$17	$34	$34		$49
New losses $1,000,000-$4,000,000		45	33	50	43	36	29	35	83	64	128	100		142
New losses $250,000-$1,000,000		59	51	54	47	46	53	52	106	104	165	150		200
Case reserve development above $250,000		57	51	34	45	66	30	37	85	68	142	134		178
Large losses subtotal		$179	$141	$149	$150	$165	$123	$130	$290	$253	$469	$418		$569
IBNR incurred		-	18	32	18	16	11	12	51	23	51	41		59
Catastrophe losses incurred		90	289	41	5	28	100	15	330	114	419	143		148
Remaining incurred		234	218	213	184	228	239	228	430	468	664	694		876
Total losses incurred		$503	$666	$435	$357	$437	$473	$385	$1,101	$858	$1,603	$1,296		$1,652
Commercial Lines
New losses greater than $4,000,000		$18	$6	$11	$10	$17	$11	$6	$16	$17	$34	$34		$44
New losses $1,000,000-$4,000,000		40	30	40	38	28	22	32	70	54	110	82		120
New losses $250,000-$1,000,000		45	39	37	31	37	40	40	77	80	122	117		148
Case reserve development above $250,000		52	46	31	41	62	29	32	77	61	129	123		164
Large losses subtotal		$155	$121	$119	$120	$144	$102	$110	$240	$212	$395	$356		$476
IBNR incurred		1	11	24	19	10	7	9	35	17	36	27		45
Catastrophe losses incurred		58	157	26	5	17	57	10	183	66	241	84		89
Remaining incurred		130	124	131	97	141	152	152	255	304	385	444		542
Total losses incurred		$344	$413	$300	$241	$312	$318	$281	$713	$599	$1,057	$911		$1,152
Personal Lines
New losses greater than $4,000,000		$-	$-	$-	$5	$-	$-	$-	$-	$-	$-	$-		$5
New losses $1,000,000-$4,000,000		4	3	9	5	5	7	3	13	10	17	15		20
New losses $250,000-$1,000,000		11	10	14	14	7	10	10	23	20	35	27		41
Case reserve development above $250,000		4	4	3	3	4	1	3	7	4	11	8		11
Large losses subtotal		$19	$17	$26	$27	$16	$18	$16	$43	$34	$63	$50		$77
IBNR incurred		(3)	4	4	1	4	2	1	9	2	6	7		8
Catastrophe losses incurred		32	131	14	(1)	11	43	5	145	48	177	59		58
Remaining incurred		103	91	80	86	84	83	75	170	159	273	243		328
Total losses incurred		$151	$243	$124	$113	$115	$146	$97	$367	$243	$519	$359		$471
Excess & Surplus Lines
New losses greater than $4,000,000		$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-		$-
New losses $1,000,000-$4,000,000		1	-	1	-	3	-	-	-	-	1	3		3
New losses $250,000-$1,000,000		3	2	3	2	2	3	2	6	5	8	6		9
Case reserve development above $250,000		1	1	-	1	-	-	2	1	2	2	3		3
Large losses subtotal		$5	$3	$4	$3	$5	$3	$4	$7	$7	$11	$12		$15
IBNR incurred		2	3	4	(2)	2	2	2	7	5	9	7		4
Catastrophe losses incurred		-	1	1	1	-	-	-	2	-	1	-		1
Remaining incurred		1	3	2	1	3	4	1	5	4	6	7		9
Total losses incurred		$8	$10	$11	$3	$10	$9	$7	$21	$16	$27	$26		$29
*	Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. The sum of quarterly amounts may not equal the full year as each is computed independently.
*	Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.

Cincinnati Insurance Companies
Loss Ratio Detail

	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/11	9/30/11	6/30/11	3/31/11	12/31/10	9/30/10	6/30/10	3/31/10	6/30/11	6/30/10	9/30/11	9/30/10	12/31/11	12/31/10
Consolidated
New losses greater than $4,000,000		2.3%	0.8%	1.4%	2.0%	2.3%	1.5%	0.8%	1.1%	1.2%	1.5%	1.6%		1.7%
New losses $1,000,000-$4,000,000		5.8	4.6	6.7	5.7	4.8	4.0	4.9	5.6	4.6	5.7	4.6		4.9
New losses $250,000-$1,000,000		7.7	7.0	7.3	6.7	6.2	7.2	7.4	7.2	7.2	7.4	6.9		6.8
Case reserve development above $250,000		7.5	6.9	4.6	5.9	8.9	4.2	5.3	5.8	4.7	6.3	6.2		6.1
Large losses subtotal		23.3%	19.3%	20.0%	20.3%	22.2%	16.9%	18.4%	19.7%	17.7%	20.9%	19.3%		19.5%
IBNR incurred		0.1	2.5	4.4	2.5	2.3	1.6	1.7	3.4	1.6	2.3	1.8		2.0
Total catastrophe losses incurred		11.7	39.6	5.5	0.7	3.8	13.6	2.1	22.3	7.9	18.7	6.5		5.1
Remaining incurred		30.3	29.8	28.5	24.4	30.5	33.0	32.1	29.2	32.6	29.6	31.9		30.0
Total loss ratio		65.4%	91.2%	58.4%	47.9%	58.8%	65.1%	54.3%	74.6%	59.8%	71.5%	59.5%		56.6%
Commercial Lines
New losses greater than $4,000,000		3.2%	1.1%	1.9%	1.8%	3.1%	2.0%	1.1%	1.5%	1.6%	2.1%	2.1%		2.0%
New losses $1,000,000-$4,000,000		7.3	5.5	7.5	7.0	5.1	4.1	6.1	6.5	5.1	6.8	5.1		5.6
New losses $250,000-$1,000,000		8.1	7.4	6.9	5.8	6.7	7.4	7.7	7.1	7.5	7.5	7.3		6.9
Case reserve development above $250,000		9.3	8.7	5.7	7.4	11.4	5.4	6.2	7.2	5.8	7.9	7.7		7.6
Large losses subtotal		27.9%	22.7%	22.0%	22.0%	26.3%	18.9%	21.1%	22.3%	20.0%	24.3%	22.2%		22.1%
IBNR incurred		0.2	2.0	4.4	3.3	1.9	1.3	1.8	3.3	1.6	2.2	1.7		2.1
Total catastrophe losses incurred		10.4	29.6	4.9	1.0	3.2	10.5	1.8	17.1	6.2	14.7	5.2		4.1
Remaining incurred		23.3	23.3	24.2	17.8	25.7	28.3	29.0	23.7	28.6	23.6	27.6		25.2
Total loss ratio		61.8%	77.6%	55.5%	44.1%	57.1%	59.0%	53.7%	66.4%	56.4%	64.8%	56.7%		53.5%
Personal Lines
New losses greater than $4,000,000		0.0%	0.0%	0.0%	2.7%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%		0.7%
New losses $1,000,000-$4,000,000		2.2	2.0	4.8	2.3	2.8	4.4	1.5	3.5	3.0	3.0	2.9		2.8
New losses $250,000-$1,000,000		6.0	5.4	7.1	7.8	4.0	5.6	5.5	6.2	5.6	6.1	5.0		5.7
Case reserve development above $250,000		1.9	2.3	1.7	1.8	2.0	0.6	1.9	2.0	1.2	2.0	1.5		1.6
Large losses subtotal		10.1%	9.7%	13.6%	14.6%	8.8%	10.6%	8.9%	11.7%	9.8%	11.1%	9.4%		10.8%
IBNR incurred		(1.5)	2.4	2.3	0.8	2.4	0.9	0.3	2.3	0.6	1.0	1.2		1.1
Total catastrophe losses incurred		16.4	73.0	7.4	(0.3)	6.0	23.8	3.0	39.2	13.5	31.4	11.0		8.1
Remaining incurred		53.5	50.6	41.6	45.3	46.0	47.1	43.1	46.0	45.1	48.6	45.4		45.4
Total loss ratio		78.5%	135.7%	64.9%	60.4%	63.2%	82.4%	55.3%	99.2%	69.0%	92.1%	67.0%		65.4%
Excess & Surplus Lines
New losses greater than $4,000,000		0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%		0.0%
New losses $1,000,000-$4,000,000		0.0	0.0	0.0	0.0	19.4	0.0	0.0	0.0	0.0	0.0	7.1		5.1
New losses $250,000-$1,000,000		13.5	12.4	25.8	17.5	16.7	18.8	16.9	18.7	19.9	16.8	18.7		18.4
Case reserve development above $250,000		9.3	2.5	2.7	1.8	2.5	2.7	20.7	2.6	11.6	5.1	13.1		14.2
Large losses subtotal		22.8%	14.9%	28.5%	19.3%	38.6%	21.5%	37.6%	21.3%	31.5%	21.9%	38.9%		37.7%
IBNR incurred		12.5	17.1	26.1	(13.2)	14.9	23.5	18.4	21.3	23.7	18.1	18.5		9.6
Total catastrophe losses incurred		2.4	4.2	2.8	(0.1)	4.6	0.0	0.0	3.6	0.0	3.1	1.7		1.2
Remaining incurred		3.4	13.4	20.2	14.7	14.2	32.5	9.4	16.6	18.3	11.8	18.8		17.4
Total loss ratio		41.1%	49.6%	77.6%	20.7%	72.3%	77.5%	65.4%	62.8%	73.5%	54.9%	77.9%		65.9%
*	Certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts.
*	Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.

Cincinnati Insurance Companies
Loss Claim Count Detail

	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/11	9/30/11	6/30/11	3/31/11	12/31/10	9/30/10	6/30/10	3/31/10	6/30/11	6/30/10	9/30/11	9/30/10	12/31/11	12/31/10
Consolidated
New losses greater than $4,000,000		3	1	2	3	3	2	1	3	3	6	6		9
New losses $1,000,000-$4,000,000		25	18	30	23	20	18	19	48	37	73	57		80
New losses $250,000-$1,000,000		129	122	122	123	112	117	123	244	240	373	352		475
Case reserve development above $250,000		84	81	68	71	101	73	77	149	143	233	237		308
Large losses total		241	222	222	220	236	210	220	444	423	685	652		872
Commercial Lines
New losses greater than $4,000,000		3	1	2	2	3	2	1	3	3	6	6		8
New losses $1,000,000-$4,000,000		21	15	24	20	15	12	17	39	29	60	44		64
New losses $250,000-$1,000,000		98	97	85	79	88	88	95	182	183	280	271		350
Case reserve development above $250,000		72	70	59	70	93	70	67	129	137	201	230		300
Large losses total		194	183	170	171	199	172	180	353	352	547	551		722
Personal Lines
New losses greater than $4,000,000		-	-	-	1	-	-	-	-	-	-	-		1
New losses $1,000,000-$4,000,000		4	3	6	3	3	6	2	9	8	13	11		14
New losses $250,000-$1,000,000		26	20	29	38	19	24	24	49	48	75	67		105
Case reserve development above $250,000		9	10	8	-	7	2	5	18	7	27	14		23
Large losses total		39	33	43	42	29	32	31	76	63	115	92		143
Excess & Surplus Lines
New losses greater than $4,000,000		-	-	-	-	-	-	-	-	-	-	-		-
New losses $1,000,000-$4,000,000		-	-	-	-	2	-	-	-	-	-	2		2
New losses $250,000-$1,000,000		5	5	8	6	5	5	4	13	9	18	14		20
Case reserve development above $250,000		3	1	1	1	1	1	5	2	6	5	7		8
Large losses total		8	6	9	7	8	6	9	15	15	23	23		30

The sum of quarterly amounts may not equal the full year as each is computed independently.
* Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.

Consolidated Cincinnati Insurance Companies
Agency Direct Written Premiums by Agency State by Line of Business for the Nine Months Ended September 30, 2011
(Dollars in millions)				Commercial Lines				Personal Lines				Consolidated		Comm'l	Personal	E & S	Consol
Risk	Comm	Comm	Comm	Workers'	Spec	Surety &	Mach. &	Personal	Home	Other	E & S	2011	2010	Change	Change	Change	Change
State	Casualty	Property	Auto	Comp	Packages	Exec Risk	Equipment	Auto	Owner	Personal	Lines	Total	Total	%	%	%	%

OH	$96.6	$72.2	$46.4	$-	$15.3	$17.8	$4.3	$95.7	$71.9	$25.1	$7.6	$452.6	$434.8	3.4	4.0	39.5	4.1
IL	42.5	32.7	20.4	37.9	8.8	6.1	2.5	22.6	17.7	5.8	4.3	201.2	192.6	2.8	9.4	13.2	4.5
IN	33.4	27.8	16.5	19.3	6.1	5.1	2.0	24.1	23.1	6.1	5.9	169.3	156.9	6.0	10.9	21.4	7.9
PA	34.5	23.5	23.4	36.5	7.8	4.9	1.7	6.4	5.0	2.8	2.5	149.0	143.4	2.9	10.4	29.8	3.9
GA	18.9	16.9	13.1	8.4	6.1	4.5	0.9	25.6	23.9	7.1	4.1	129.4	125.1	(0.1)	6.6	28.9	3.5
NC	23.5	21.4	14.5	13.7	10.9	6.1	1.5	12.4	8.9	4.0	2.4	119.6	110.0	1.5	41.8	34.5	8.6
MI	23.7	16.2	10.8	12.2	7.3	4.6	1.4	12.8	12.4	2.8	2.6	106.9	98.7	4.0	20.0	26.0	8.3
KY	15.9	17.9	10.9	2.3	4.7	2.4	0.9	19.0	14.8	4.1	2.3	95.2	89.6	4.0	8.7	26.1	6.3
VA	21.5	18.1	14.1	13.0	3.8	4.5	1.2	7.5	6.3	2.3	1.9	94.1	94.3	(1.3)	2.2	25.8	(0.3)
TN	17.8	16.5	11.4	6.8	7.6	4.4	1.2	8.8	9.4	3.2	1.2	88.2	82.1	4.5	17.0	7.9	7.3
WI	18.6	13.2	8.0	19.6	2.8	2.2	1.3	7.0	6.2	2.7	1.7	83.2	81.0	1.7	5.3	25.0	2.8
AL	12.6	14.3	5.8	0.6	6.3	1.8	0.8	13.3	20.7	4.7	2.4	83.2	78.3	3.6	7.2	58.2	6.3
MO	15.7	15.3	10.0	8.8	4.7	1.9	1.0	3.5	4.8	1.1	2.8	69.5	67.3	0.0	18.7	35.0	3.2
FL	16.9	16.0	6.3	0.8	1.4	1.6	0.7	6.8	9.0	1.8	2.0	63.3	65.4	(1.6)	(9.8)	35.5	(3.2)
MN	15.4	12.6	6.6	5.7	2.6	1.7	1.0	6.9	6.4	1.8	1.9	62.6	58.0	5.3	14.1	33.1	8.0
IA	14.2	10.9	6.5	14.1	3.0	2.9	1.1	3.5	3.5	1.4	1.0	62.2	63.3	(4.7)	15.9	39.0	(1.8)
TX	15.3	12.0	9.4	1.9	0.7	1.0	0.9	-	-	-	5.4	46.5	30.2	51.4	62.4	79.9	54.2
NY	22.3	7.6	8.4	1.9	1.0	2.1	0.6	-	-	0.6	0.7	45.2	45.8	(2.6)	nm	9.3	(1.2)
MD	10.0	5.9	8.4	7.0	1.0	1.8	0.4	1.1	1.8	0.5	1.1	39.1	36.0	6.0	42.0	7.7	8.4
KS	6.0	6.9	3.7	6.0	2.5	1.2	0.4	3.7	4.6	1.1	0.5	36.5	37.2	(4.9)	6.1	54.9	(1.7)
AR	6.0	8.6	4.2	2.2	4.1	1.5	0.5	3.0	3.3	1.0	1.2	35.7	33.7	0.8	23.3	41.7	5.8
SC	7.5	5.9	4.4	2.7	1.7	1.5	0.2	1.9	1.4	0.5	0.6	28.3	29.2	(8.2)	56.8	(17.8)	(3.1)
UT	8.3	4.0	4.7	0.1	0.6	2.2	0.3	3.9	1.6	0.3	0.9	26.8	23.3	6.0	69.9	(2.2)	15.2
AZ	7.9	5.2	6.7	1.2	0.6	0.8	0.4	1.3	1.1	0.4	1.0	26.6	24.0	6.0	49.6	55.0	10.6
MT	8.4	5.3	4.7	-	0.8	0.4	0.4	1.5	1.3	0.3	0.3	23.5	23.4	(2.5)	26.7	(3.5)	0.5
NE	4.9	4.5	2.5	4.4	1.1	1.0	0.3	0.6	0.7	0.2	0.8	20.9	21.0	(3.0)	5.5	111.9	(0.3)
ID	6.1	4.2	4.1	0.1	0.6	0.9	0.3	1.4	0.8	0.2	0.5	19.2	16.7	9.7	62.3	36.9	14.8
WV	4.3	3.8	3.7	1.2	1.6	0.7	0.3	-	0.5	0.1	1.3	17.6	16.3	6.4	(1.3)	35.3	7.9
VT	3.0	2.6	2.0	4.4	0.6	0.9	0.2	0.9	0.9	0.3	0.4	16.3	15.9	(1.7)	25.8	50.2	2.1
CO	3.9	3.7	2.9	0.3	-	0.6	0.3	-	0.2	-	0.5	12.3	7.7	61.8	7.1	48.9	60.0
ND	4.1	2.9	2.2	-	0.8	0.7	0.2	0.5	0.5	0.1	0.2	12.2	11.0	9.9	15.6	26.4	10.6
NH	2.2	1.7	1.0	1.9	0.5	0.7	0.1	0.8	0.8	0.3	0.4	10.5	9.4	8.2	30.0	22.6	12.2
WA	3.0	1.5	2.1	-	-	0.4	0.2	-	-	-	0.7	7.8	4.8	60.5	(37.4)	81.0	62.2
SD	1.8	1.5	1.1	2.0	0.4	0.4	0.1	-	-	-	0.3	7.6	7.0	9.2	13.2	17.3	9.5
DE	2.0	1.5	1.5	1.7	0.3	0.2	0.1	-	-	-	-	7.3	6.8	8.4	8.2	nm	8.4
NM	2.0	1.0	1.1	0.5	0.2	0.7	-	-	-	-	0.3	5.8	5.5	6.4	nm	11.1	6.7
OR	1.2	0.7	0.9	0.1	-	0.3	0.1	-	-	-	0.5	3.7	0.3	nm	nm	nm	nm
WY	1.0	0.7	0.4	-	-	0.1	-	-	-	-	0.3	2.5	1.0	157.8	5.5	206.0	159.4
CT	0.4	0.4	0.3	0.2	-	0.1	-	-	-	0.1	0.1	1.6	0.4	234.3	15.0	nm	241.3
All Other	2.0	1.9	1.6	2.9	0.1	1.1	0.1	-	0.1	-	0.3	10.2	9.3	7.2	26.6	nm	10.1
Total	$555.2	$439.4	$307.0	$242.4	$118.4	$93.5	$30.0	$296.2	$263.6	$83.1	$64.7	$2,493.3	$2,356.7	3.7	9.7	34.2	5.8
Other Direct	-	0.8	-	2.1	-	-	-	0.1	0.2	-	-	3.2	3.2	(2.7)	33.0	nm	(0.9)
Total Direct	$555.2	$440.2	$307.0	$244.5	$118.4	$93.5	$30.0	$296.3	$263.8	$83.1	$64.7	$2,496.5	$2,359.9	3.7	9.7	34.2	5.8
Dollar amounts shown are rounded to the nearest hundred thousand; certain amounts may not add due to rounding. Percentage changes are calculated based on whole dollar amounts.

Quarterly Property Casualty Data - Commercial Lines

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/11	9/30/11	6/30/11	3/31/11	12/31/10	9/30/10	6/30/10	3/31/10	6/30/11	6/30/10	9/30/11	9/30/10	12/31/11	12/31/10
Commercial casualty:
Written premiums		$175	$177	$189	$166	$161	$168	$191	$366	$359	$541	$520		$686
Earned premiums		180	180	172	175	182	172	164	352	336	532	518		693
Current accident year before catastrophe losses		64.1%	66.0%	78.8%	100.3%	75.0%	73.6%	71.0%	72.3%	72.4%	69.5%	73.3%		80.1%
Current accident year catastrophe losses		-	-	-	-	-	-	-	-	-	-	-		-
Prior accident years before catastrophe losses		(26.7)	(27.2)	(32.3)	(50.5)	(18.5)	(25.3)	(12.7)	(29.7)	(19.2)	(28.7)	(18.9)		(26.9)
Prior accident years catastrophe losses		-	-	-	-	-	-	-	-	-	-	-		-
Total loss and loss expense ratio		37.4%	38.8%	46.5%	49.8%	56.5%	48.3%	58.3%	42.6%	53.2%	40.8%	54.4%		53.2%
Commercial property:
Written premiums		$132	$123	$132	$122	$122	$124	$129	$255	$253	$387	$375		$497
Earned premiums		128	115	126	124	123	121	121	241	242	369	365		489
Current accident year before catastrophe losses		77.6%	76.8%	64.8%	54.6%	60.5%	56.5%	62.2%	70.5%	59.4%	73.0%	59.7%		58.4%
Current accident year catastrophe losses		33.8	78.8	15.2	2.0	10.3	39.1	10.6	45.6	24.8	41.5	20.0		15.4
Prior accident years before catastrophe losses		(4.9)	(1.7)	8.0	(1.2)	1.3	(3.1)	0.5	3.4	(1.4)	0.5	(0.4)		(0.6)
Prior accident years catastrophe losses		3.7	1.1	3.4	0.3	(1.3)	(2.4)	(2.3)	2.3	(2.3)	2.8	(2.0)		(1.4)
Total loss and loss expense ratio		110.2%	155.0%	91.4%	55.7%	70.8%	90.1%	71.0%	121.8%	80.5%	117.8%	77.3%		71.8%
Commercial auto:
Written premiums		$96	$102	$107	$92	$91	$99	$103	$209	$202	$305	$293		$385
Earned premiums		100	96	96	97	96	96	95	192	191	292	287		384
Current accident year before catastrophe losses		67.8%	72.6%	76.5%	75.5%	67.1%	69.5%	68.1%	74.5%	68.8%	72.2%	68.2%		70.0%
Current accident year catastrophe losses		2.5	6.2	0.3	0.4	(0.5)	4.4	-	3.3	2.2	3.0	1.3		1.1
Prior accident years before catastrophe losses		3.5	(11.0)	(24.2)	(20.8)	(5.3)	(0.8)	(6.1)	(17.6)	(3.4)	(10.3)	(4.0)		(8.2)
Prior accident years catastrophe losses		(0.1)	(0.1)	(0.4)	-	-	(0.2)	(1.0)	(0.2)	(0.6)	(0.2)	(0.4)		(0.3)
Total loss and loss expense ratio		73.7%	67.7%	52.2%	55.1%	61.3%	72.9%	61.0%	60.0%	67.0%	64.7%	65.1%		62.6%
Workers' compensation:
Written premiums		$71	$73	$90	$75	$68	$72	$95	$163	$167	$234	$235		$310
Earned premiums		78	81	76	81	77	79	74	157	153	235	230		311
Current accident year before catastrophe losses		119.2%	108.5%	95.6%	92.5%	127.5%	103.2%	103.3%	102.3%	103.2%	107.9%	111.3%		106.5%
Current accident year catastrophe losses		-	-	-	-	-	-	-	-	-	-	-		-
Prior accident years before catastrophe losses		(28.4)	(28.9)	(4.1)	(9.8)	(15.3)	(13.3)	(11.9)	(16.9)	(12.6)	(20.7)	(13.5)		(12.6)
Prior accident years catastrophe losses		-	-	-	-	-	-	-	-	-	-	-		-
Total loss and loss expense ratio		90.8%	79.6%	91.5%	82.7%	112.2%	89.9%	91.4%	85.4%	90.6%	87.2%	97.8%		93.9%
Specialty package:
Written premiums		$36	$27	$37	$37	$37	$36	$39	$64	$75	$100	$112		$149
Earned premiums		36	27	37	37	38	37	37	64	74	100	112		149
Current accident year before catastrophe losses		91.6%	93.8%	62.7%	47.1%	60.8%	66.1%	70.5%	75.7%	68.2%	81.5%	65.8%		61.1%
Current accident year catastrophe losses		25.7	223.8	9.2	7.2	18.9	23.0	8.5	99.4	15.9	72.7	16.8		14.5
Prior accident years before catastrophe losses		19.6	1.8	15.1	(19.1)	9.6	(0.7)	17.4	9.5	8.3	13.2	8.7		1.8
Prior accident years catastrophe losses		(0.9)	(0.7)	(1.5)	(0.3)	(0.2)	(2.8)	(7.4)	(1.1)	(5.1)	(1.1)	(3.4)		(2.6)
Total loss and loss expense ratio		136.0%	318.7%	85.5%	34.9%	89.1%	85.6%	89.0%	183.5%	87.3%	166.3%	87.9%		74.8%
Surety and executive risk:
Written premiums		$28	$26	$24	$23	$23	$24	$23	$50	$47	$78	$70		$93
Earned premiums		26	25	25	24	22	25	24	50	49	76	71		95
Current accident year before catastrophe losses		54.7%	47.9%	54.7%	75.7%	91.2%	53.9%	47.1%	51.3%	50.5%	52.4%	63.4%		66.5%
Current accident year catastrophe losses		-	-	-	-	-	-	-	-	-	-	-		-
Prior accident years before catastrophe losses		32.5	19.4	41.4	43.8	(17.3)	(17.7)	4.0	30.2	(6.9)	31.0	(10.2)		3.4
Prior accident years catastrophe losses		-	-	-	-	-	-	-	-	-	-	-		-
Total loss and loss expense ratio		87.2%	67.3%	96.1%	119.5%	73.9%	36.2%	51.1%	81.5%	43.6%	83.4%	53.2%		69.9%
Machinery and equipment:
Written premiums		$9	$9	$9	$9	$9	$9	$9	$18	$17	$27	$26		$35
Earned premiums		9	9	8	8	9	8	8	17	16	26	25		33
Current accident year before catastrophe losses		38.7%	32.0%	28.2%	21.4%	20.4%	48.3%	23.0%	30.1%	35.8%	33.1%	30.6%		28.2%
Current accident year catastrophe losses		2.4	0.2	0.2	(0.3)	(1.7)	1.7	0.3	0.2	1.0	0.9	0.1		-
Prior accident years before catastrophe losses		(1.6)	6.9	8.5	(3.3)	(6.8)	1.8	(15.9)	7.7	(6.9)	4.5	(6.9)		(6.0)
Prior accident years catastrophe losses		-	-	-	-	-	0.1	(1.3)	-	(0.6)	-	(0.4)		(0.3)
Total loss and loss expense ratio		39.5%	39.1%	36.9%	17.8%	11.9%	51.9%	6.1%	38.0%	29.3%	38.5%	23.4%		21.9%
*
Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.

Quarterly Property Casualty Data - Personal Lines

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/11	9/30/11	6/30/11	3/31/11	12/31/10	9/30/10	6/30/10	3/31/10	6/30/11	6/30/10	9/30/11	9/30/10	12/31/11	12/31/10

Personal auto:
Written premiums		$107	$104	$82	$84	$98	$97	$73	$186	$170	$293	$268		$352
Earned premiums		94	90	89	87	86	83	81	179	164	273	250		337
Current accident year before catastrophe losses		66.6%	67.3%	68.2%	81.0%	68.3%	70.8%	62.8%	67.7%	66.8%	67.4%	67.3%		70.9%
Current accident year catastrophe losses		1.5	10.3	1.3	-	0.2	4.2	0.1	5.8	2.2	4.3	1.5		1.1
Prior accident years before catastrophe losses		1.7	(5.0)	(5.3)	(2.4)	(0.3)	(1.2)	(4.5)	(5.1)	(2.8)	(2.8)	(1.9)		(2.1)
Prior accident years catastrophe losses		(0.1)	(0.1)	(0.4)	(0.1)	(0.1)	(0.2)	(0.2)	(0.2)	(0.2)	(0.2)	(0.2)		(0.1)
Total loss and loss expense ratio		69.7%	72.5%	63.8%	78.5%	68.1%	73.6%	58.2%	68.2%	66.0%	68.7%	66.7%		69.8%

Homeowner:
Written premiums		$87	$78	$68	$75	$83	$81	$60	$146	$141	$233	$224		$299
Earned premiums		74	66	76	74	72	72	70	142	142	216	214		289
Current accident year before catastrophe losses		86.2%	97.8%	71.4%	78.0%	72.0%	70.2%	67.2%	83.6%	68.6%	84.5%	69.8%		72.0%
Current accident year catastrophe losses		40.3	175.4	22.1	0.9	15.5	54.2	7.2	92.7	30.9	74.7	25.8		19.3
Prior accident years before catastrophe losses		(6.1)	(0.5)	2.6	(5.0)	(0.9)	0.8	1.9	1.1	1.3	(1.4)	0.6		(0.9)
Prior accident years catastrophe losses		(1.8)	(0.1)	(5.8)	(1.8)	(2.1)	(1.4)	(0.3)	(3.1)	(0.8)	(2.7)	(1.3)		(1.4)
Total loss and loss expense ratio		118.6%	272.6%	90.3%	72.1%	84.5%	123.8%	76.0%	174.3%	100.0%	155.1%	94.9%		89.0%

Other personal:
Written premiums		$28	$28	$23	$24	$27	$26	$22	$51	$48	$79	$75		$99
Earned premiums		25	24	25	24	24	24	23	49	47	74	71		95
Current accident year before catastrophe losses		87.0%	88.2%	55.9%	60.9%	70.1%	69.1%	56.1%	71.9%	62.6%	77.0%	65.1%		64.1%
Current accident year catastrophe losses		10.4	34.5	3.8	1.3	4.7	5.9	3.2	19.0	4.6	16.1	4.7		3.8
Prior accident years before catastrophe losses		(36.4)	(18.4)	2.3	(29.7)	(24.1)	(21.4)	(7.4)	(7.9)	(14.4)	(17.6)	(17.7)		(20.8)
Prior accident years catastrophe losses		(0.6)	(0.5)	(0.8)	(0.4)	(0.4)	(0.6)	(0.4)	(0.6)	(0.5)	(0.6)	(0.5)		(0.5)
Total loss and loss expense ratio		60.4%	103.8%	61.2%	32.1%	50.3%	53.0%	51.5%	82.4%	52.3%	74.9%	51.6%		46.6%
*
Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.

Cincinnati Insurance Companies Consolidated
Loss and Loss Expense Analysis

(In millions)						Change in	Total
		Paid		Change in	Change in	loss	change			Loss
	Paid	loss	Total	case	IBNR	expense	in	Case	IBNR	expense	Total
	losses	expense	paid	reserves	reserves	reserves	reserves	incurred	incurred	incurred	incurred
Gross loss and loss expense incurred at September 30, 2011
Commercial casualty	$196	$85	$281	$(75)	$24	$(10)	$(61)	$121	$24	$75	$220
Commercial property	310	34	344	124	51	11	186	434	51	45	530
Commercial auto	181	27	208	(6)	(5)	(3)	(14)	175	(5)	24	194
Workers' compensation	167	30	197	8	6	(1)	13	175	6	29	210
Specialty packages	140	17	157	41	18	21	80	181	18	38	237
Surety and executive risk	46	8	54	(5)	4	12	11	41	4	20	65
Machinery and equipment	7	1	8	1	1	-	2	8	1	1	10
Total commercial lines	1,047	202	1,249	88	99	30	217	1,135	99	232	1,466

Personal auto	172	20	192	1	1	2	4	173	1	22	196
Homeowners	327	31	358	25	42	5	72	352	42	36	430
Other personal	44	4	48	4	10	1	15	48	10	5	63
Total personal lines	543	55	598	30	53	8	91	573	53	63	689

Commercial casualty & property	12	3	15	8	9	3	20	20	9	6	35
Total excess & surplus lines	12	3	15	8	9	3	20	20	9	6	35
Total property casualty	$1,602	$260	$1,862	$126	$161	$41	$328	$1,728	$161	$301	$2,190

Ceded loss and loss expense incurred at September 30, 2011
Commercial casualty	$4	$1	$5	$(2)	$-	$-	$(2)	$2	$-	$1	$3
Commercial property	45	2	47	36	13	-	49	81	13	2	96
Commercial auto	3	-	3	1	1	-	2	4	1	-	5
Workers' compensation	7	-	7	(1)	(1)	-	(2)	6	(1)	-	5
Specialty packages	34	-	34	25	11	-	36	59	11	-	70
Surety and executive risk	12	2	14	(13)	-	-	(13)	(1)	-	2	1
Machinery and equipment	-	-	-	-	-	-	-	-	-	-	-
Total commercial lines	105	5	110	46	24	-	70	151	24	5	180

Personal auto	4	1	5	2	2	-	4	6	2	1	9
Homeowners	47	3	50	28	17	-	45	75	17	3	95
Other personal	4	-	4	2	1	-	3	6	1	-	7
Total personal lines	55	4	59	32	20	-	52	87	20	4	111

Commercial casualty & property	-	-	-	-	1	-	1	-	1	-	1
Total excess & surplus lines	-	-	-	-	1	-	1	-	1	-	1
Total property casualty	$160	$9	$169	$78	$45	$-	$123	$238	$45	$9	$292

Net loss and loss expense incurred at September 30, 2011
Commercial casualty	$192	$84	$276	$(73)	$24	$(10)	$(59)	$119	$24	$74	$217
Commercial property	265	32	297	88	38	11	137	353	38	43	434
Commercial auto	178	27	205	(7)	(6)	(3)	(16)	171	(6)	24	189
Workers' compensation	160	30	190	9	7	(1)	15	169	7	29	205
Specialty packages	106	17	123	16	7	21	44	122	7	38	167
Surety and executive risk	34	6	40	8	4	12	24	42	4	18	64
Machinery and equipment	7	1	8	1	1	-	2	8	1	1	10
Total commercial lines	942	197	1,139	42	75	30	147	984	75	227	1,286

Personal auto	168	19	187	(1)	(1)	2	-	167	(1)	21	187
Homeowners	280	28	308	(3)	25	5	27	277	25	33	335
Other personal	40	4	44	2	9	1	12	42	9	5	56
Total personal lines	488	51	539	(2)	33	8	39	486	33	59	578

Commercial casualty & property	12	3	15	8	8	3	19	20	8	6	34
Total excess & surplus lines	12	3	15	8	8	3	19	20	8	6	34
Total property casualty	$1,442	$251	$1,693	$48	$116	$41	$205	$1,490	$116	$292	$1,898

Consolidated Cincinnati Insurance Companies
Quarterly Property Casualty Data - Consolidated

(Dollars in millions)	Three months ended									Six months ended		Nine months ended		Twelve months ended
	12/31/11	9/30/11	6/30/11	3/31/11	12/31/10	9/30/10	6/30/10	3/31/10		6/30/11	6/30/10	9/30/11	9/30/10	12/31/11	12/31/10
Premiums
Agency renewal written premiums		$730	$717	$708	$648	$677	$685	$682		$1,425	$1,367	$2,155	$2,044		$2,692
Agency new business written premiums		115	117	102	107	109	106	92		219	198	334	307		414
Other written premiums		(54)	(66)	(31)	(33)	(50)	(42)	(18)		(97)	(60)	(151)	(110)		(143)
Reported written premiums – statutory*		$791	$768	$779	$722	$736	$749	$756		$1,547	$1,505	$2,338	$2,241		$2,963
Unearned premium change		(22)	(38)	(34)	23	7	(21)	(48)		(72)	(69)	(94)	(62)		(39)
Earned premiums		$769	$730	$745	$745	$743	$728	$708		$1,475	$1,436	$2,244	$2,179		$2,924
Year over year change %
Agency renewal written premiums		8%	5%	4%	2%	1%	3%	(2	) %	4%	0%	5%	1%		1%
Agency new business written premiums		6	10	11	14	2	(1)	(5)		11	(3)	9	(1)		2
Other written premiums		(8)	(57)	(72)	33	(9)	16	(29)		(62)	6	(37)	0		10
Reported written premiums – statutory*		7	3	3	6	1	4	(3)		3	0	4	0		2
Paid losses and loss expenses
Losses paid		$481	$560	$404	$400	$421	$382	$334		$964	$716	$1,442	$1,137		$1,537
Loss expenses paid		85	82	85	93	84	72	80		166	151	251	235		328
Loss and loss expenses paid		$566	$642	$489	$493	$505	$454	$414		$1,130	$867	$1,693	$1,372		$1,865
Statutory combined ratio
Loss ratio		65.4%	91.2%	58.4%	47.7%	58.8%	65.1%	54.3%		74.6%	59.8%	71.5%	59.5%		56.5%
Allocated loss expense ratio		6.4	7.0	6.0	6.7	5.9	5.7	6.0		6.5	5.8	6.4	5.9		6.1
Unallocated loss expense ratio		7.3	5.9	6.7	6.5	6.9	5.2	6.7		6.3	6.0	6.7	6.2		6.3
Net underwriting expense ratio		31.1	31.3	32.2	33.3	32.9	31.3	34.1		31.8	32.7	31.5	32.8		32.9
Statutory combined ratio		110.2%	135.4%	103.3%	94.2%	104.5%	107.3%	101.1%		119.2%	104.3%	116.1%	104.4%		101.8%
Contribution from catastrophe losses		12.0	39.8	5.5	0.7	3.8	13.6	2.1		22.5	8.0	18.9	6.5		5.1
Statutory combined ratio excluding catastrophe losses		98.2%	95.6%	97.8%	93.5%	100.7%	93.7%	99.0%		96.7%	96.3%	97.2%	97.9%		96.7%
Commission expense ratio		18.2%	18.2%	18.4%	19.9%	18.7%	17.9%	18.4%		18.3%	18.1%	18.2%	18.3%		18.7%
Other expense ratio		12.9	13.1	13.8	13.4	14.2	13.4	15.7		13.5	14.6	13.3	14.5		14.2
Statutory expense ratio		31.1%	31.3%	32.2%	33.3%	32.9%	31.3%	34.1%		31.8%	32.7%	31.5%	32.8%		32.9%
GAAP combined ratio
GAAP combined ratio		110.6%	136.6%	103.9%	93.1%	103.9%	107.6%	102.6%		120.1%	105.2%	116.8%	104.7%		101.7%
Contribution from catastrophe losses		12.0	39.8	5.5	0.7	3.8	13.6	2.1		22.5	8.0	18.9	6.5		5.1
GAAP combined ratio excluding catastrophe losses		98.6%	96.8%	98.4%	92.4%	100.1%	94.0%	100.5%		97.6%	97.2%	97.9%	98.2%		96.6%
*
Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.

*	nm - Not meaningful
*	Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.

Consolidated Cincinnati Insurance Companies
Quarterly Property Casualty Data - Commercial Lines

(Dollars in millions)	Three months ended											Six months ended			Nine months ended			Twelve months ended
	12/31/11	9/30/11	6/30/11	3/31/11	12/31/10		9/30/10		6/30/10	3/31/10		6/30/11	6/30/10		9/30/11	9/30/10		12/31/11	12/31/10
Premiums
Agency renewal written premiums		$507	$500	$542	$474		$479		$492	$533		$1,042	$1,025		$1,549	$1,504			$1,978
Agency new business written premiums		81	81	71	76		74		73	66		152	139		233	213			289
Other written premiums		(41)	(44)	(25)	(26)		(42)		(33)	(11)		(69)	(44)		(110)	(86)			(112)
Reported written premiums – statutory*		$547	$537	$588	$524		$511		$532	$588		$1,125	$1,120		$1,672	$1,631			$2,155
Unearned premium change		10	(4)	(48)	22		36		6	(65)		(52)	(59)		(42)	(23)			(1)
Earned premiums		$557	$533	$540	$546		$547		$538	$523		$1,073	$1,061		$1,630	$1,608			$2,154
Year over year change %
Agency renewal written premiums		6%	2%	2%	(1	) %	(2	) %	1%	(4	) %	2%	(2	) %	3%	(2	) %		(2	) %
Agency new business written premiums		9	11	8	13		(3)		(8)	(13)		9	(10)		9	(8)			(3)
Other written premiums		2	(33)	(127)	38		(14)		23	(57)		(57)	14		(28)	2			14
Reported written premiums – statutory*		7	1	0	4		(3)		2	(6)		0	(3)		3	(3)			(1)
Paid losses and loss expenses
Losses paid		$326	$327	$290	$284		$290		$266	$230		$618	$497		$942	$786			$1,070
Loss expenses paid		65	63	69	75		65		58	63		131	120		197	186			261
Loss and loss expenses paid		$391	$390	$359	$359		$355		$324	$293		$749	$617		$1,139	$972			$1,331
Statutory combined ratio
Loss ratio		61.8%	77.5%	55.5%	44.2%		57.1%		59.0%	53.8%		66.4%	56.4%		64.8%	56.7%			53.5%
Allocated loss expense ratio		7.7	8.9	7.0	7.9		6.9		6.5	7.1		8.0	6.8		7.9	6.8			7.1
Unallocated loss expense ratio		7.3	4.4	6.7	6.4		6.7		4.8	6.6		5.5	5.7		6.1	6.0			6.1
Net underwriting expense ratio		32.6	32.2	32.9	33.4		34.8		31.7	31.9		32.6	31.8		32.6	32.7			32.9
Statutory combined ratio		109.4%	123.0%	102.1%	91.9%		105.5%		102.0%	99.3%		112.5%	100.7%		111.4%	102.2%			99.6%
Contribution from catastrophe losses		10.7	29.7	4.9	1.0		3.2		10.4	1.8		17.2	6.2		14.9	5.2			4.1
Statutory combined ratio excluding catastrophe losses		98.7%	93.3%	97.2%	90.9%		102.3%		91.6%	97.5%		95.3%	94.5%		96.5%	97.0%			95.5%
Commission expense ratio		18.1%	17.7%	18.5%	19.0%		19.0%		17.6%	17.2%		18.1%	17.4%		18.1%	17.9%			18.1%
Other expense ratio		14.5	14.5	14.4	14.4		15.8		14.1	14.7		14.5	14.4		14.5	14.8			14.8
Statutory expense ratio		32.6%	32.2%	32.9%	33.4%		34.8%		31.7%	31.9%		32.6%	31.8%		32.6%	32.7%			32.9%
GAAP combined ratio
GAAP combined ratio		107.9%	124.2%	104.0%	90.6%		103.4%		101.7%	102.1%		114.0%	101.9%		111.9%	102.4%			99.4%
Contribution from catastrophe losses		10.7	29.7	4.9	1.0		3.2		10.4	1.8		17.2	6.2		14.9	5.2			4.1
GAAP combined ratio excluding catastrophe losses		97.2%	94.5%	99.1%	89.6%		100.2%		91.3%	100.3%		96.8%	95.7%		97.0%	97.2%			95.3%
*
Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.

*	nm - Not meaningful
*	Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.

Consolidated Cincinnati Insurance Companies
Quarterly Property Casualty Data - Personal Lines

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/11	9/30/11	6/30/11	3/31/11	12/31/10	9/30/10	6/30/10	3/31/10	6/30/11	6/30/10	9/30/11	9/30/10	12/31/11	12/31/10
Premiums
Agency renewal written premiums		$209	$205	$156	$166	$189	$187	$143	$361	$330	$570	$519		$685
Agency new business written premiums		25	26	22	23	25	24	18	48	42	73	67		90
Other written premiums		(12)	(21)	(5)	(6)	(6)	(7)	(6)	(26)	(13)	(38)	(19)		(25)
Reported written premiums – statutory*		$222	$210	$173	$183	$208	$204	$155	$383	$359	$605	$567		$750
Unearned premium change		(29)	(30)	17	3	(26)	(25)	19	(13)	(6)	(42)	(32)		(29)
Earned premiums		$193	$180	$190	$186	$182	$179	$174	$370	$353	$563	$535		$721
Year over year change %
Agency renewal written premiums		11%	10%	9%	8%	7%	6%	4%	9%	5%	10%	6%		7%
Agency new business written premiums		0	8	22	15	19	26	29	14	24	9	22		20
Other written premiums		(100)	(200)	17	0	25	(40)	0	(100)	0	(100)	10		4
Reported written premiums – statutory*		7	3	12	10	9	7	7	7	7	7	8		9
Paid losses and loss expenses
Losses paid		$151	$229	$109	$116	$128	$114	$103	$338	$217	$488	$345		$461
Loss expenses paid		18	18	15	17	17	14	17	33	30	51	48		65
Loss and loss expenses paid		$169	$247	$124	$133	$145	$128	$120	$371	$247	$539	$393		$526
Statutory combined ratio
Loss ratio		78.4%	135.7%	64.9%	60.5%	63.2%	82.4%	55.3%	99.3%	69.0%	92.2%	67.0%		65.4%
Allocated loss expense ratio		1.9	3.0	2.3	2.5	1.9	2.0	1.9	2.6	2.0	2.4	1.9		2.1
Unallocated loss expense ratio		7.0	10.7	6.9	6.9	7.2	6.7	7.2	8.8	6.9	8.2	7.1		6.9
Net underwriting expense ratio		27.4	29.0	30.3	32.6	28.4	30.1	42.1	29.5	35.3	28.7	32.8		32.7
Statutory combined ratio		114.7%	178.4%	104.4%	102.5%	100.7%	121.2%	106.5%	140.2%	113.2%	131.5%	108.8%		107.1%
Contribution from catastrophe losses		16.8	73.4	7.4	(0.3)	6.0	23.8	3.0	39.4	13.6	31.7	11.0		8.1
Statutory combined ratio excluding catastrophe losses		97.9%	105.0%	97.0%	102.8%	94.7%	97.4%	103.5%	100.8%	99.6%	99.8%	97.8%		99.0%
Commission expense ratio		17.6%	18.7%	17.9%	21.7%	17.1%	18.1%	22.4%	18.3%	20.0%	18.1%	19.0%		19.6%
Other expense ratio		9.8	10.3	12.4	10.9	11.3	12.0	19.7	11.2	15.3	10.7	13.8		13.1
Statutory expense ratio		27.4%	29.0%	30.3%	32.6%	28.4%	30.1%	42.1%	29.5%	35.3%	28.8%	32.8%		32.7%
GAAP combined ratio
GAAP combined ratio		119.7%	179.2%	101.4%	101.9%	103.4%	123.4%	102.5%	139.2%	113.1%	132.6%	109.8%		107.7%
Contribution from catastrophe losses		16.8	73.4	7.4	(0.3)	6.0	23.8	3.0	39.4	13.6	31.7	11.0		8.1
GAAP combined ratio excluding catastrophe losses		102.9%	105.8%	94.0%	102.2%	97.4%	99.6%	99.5%	99.8%	99.5%	100.9%	98.8%		99.6%
*
Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. . Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.

*	nm - Not meaningful
*	Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.

Consolidated Cincinnati Insurance Companies
Quarterly Property Casualty Data - Excess & Surplus Lines

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/11	9/30/11	6/30/11	3/31/11	12/31/10	9/30/10	6/30/10	3/31/10	6/30/11	6/30/10	9/30/11	9/30/10	12/31/11	12/31/10
Premiums
Agency renewal written premiums		$14	$12	$10	$8	$9	$6	$6	$22	$12	$36	$21		$29
Agency new business written premiums		9	10	9	8	10	9	8	19	17	28	27		35
Other written premiums		(1)	(1)	(1)	(1)	(2)	(2)	(1)	(2)	(3)	(3)	(5)		(6)
Reported written premiums – statutory*		$22	$21	$18	$15	$17	$13	$13	$39	$26	$61	$43		$58
Unearned premium change		(3)	(4)	(3)	(1)	(3)	(2)	(2)	(7)	(4)	(10)	(7)		(9)
Earned premiums		$19	$17	$15	$14	$14	$11	$11	$32	$22	$51	$36		$49
Year over year change %
Agency renewal written premiums		56	100%	67%	100%	200%	200%	500%	83%	500%	71	320%		190%
Agency new business written premiums		(10)	11	13	14	0	13	14	12	13	4	8		9
Other written premiums		50	50	0	0	nm	nm	0	33	nm	40	(400)		(100)
Reported written premiums – statutory*		29	62	38	50	33	30	86	50	53	42	48		49
Paid losses and loss expenses
Losses paid		$3	$4	$4	$1	$3	$1	$1	$8	$2	$12	$5		$6
Loss expenses paid		2	1	1	1	1	0	0	2	1	3	2		2
Loss and loss expenses paid		$5	$5	$5	$2	$4	$1	$1	$10	$3	$15	$7		$8
Statutory combined ratio
Loss ratio		41.1%	49.6%	77.6%	20.8%	72.3%	81.5%	65.4%	62.8%	73.5%	54.8%	73.1%		58.1%
Allocated loss expense ratio		11.2	(12.8)	19.1	16.1	23.5	20.4	21.0	2.2	20.7	5.5	21.8		20.1
Unallocated loss expense ratio		9.9	4.7	6.1	2.7	7.9	6.5	5.1	5.3	5.8	7.0	6.5		5.5
Net underwriting expense ratio		30.7	31.6	27.6	39.0	30.8	33.5	38.5	29.8	35.8	30.1	33.9		35.2
Statutory combined ratio		92.9%	73.1%	130.4%	78.6%	134.5%	141.9%	130.0%	100.1%	135.8%	97.4%	135.3%		118.9%
Contribution from catastrophe losses		2.5	4.4	2.8	(0.1)	4.6	5.6	0.0	3.6	2.7	3.2	1.7		1.2
Statutory combined ratio excluding catastrophe losses		90.4%	68.7%	127.6%	78.7%	129.9%	136.3%	130.0%	96.5%	133.1%	94.2%	133.6%		117.7%
Commission expense ratio		25.1%	24.5%	22.2%	30.7%	27.0%	26.0%	28.2%	23.5%	27.0%	24.1%	27.0%		27.9%
Other expense ratio		5.6	7.1	5.4	8.3	3.8	7.5	10.3	6.3	8.8	6.0	6.9		7.3
Statutory expense ratio		30.7%	31.6%	27.6%	39.0%	30.8%	33.5%	38.5%	29.8%	35.8%	30.1%	33.9%		35.2%
GAAP combined ratio
GAAP combined ratio		93.6%	74.7%	133.0%	75.3%	129.8%	137.5%	127.1%	102.1%	132.4%	99.0%	131.4%		115.4%
Contribution from catastrophe losses		2.5	4.4	2.8	(0.1)	4.6	5.6	0.0	3.6	2.7	3.2	1.7		1.2
GAAP combined ratio excluding catastrophe losses		91.1%	70.3%	130.2%	75.4%	125.2%	131.9%	127.1%	98.5%	129.7%	95.8%	129.7%		114.2%
*
Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.

*	nm - Not meaningful
*	Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.

The Cincinnati Life Insurance Company
Statutory Statements of Income

	For the Three Months Ended September 30,				For the Nine Months Ended September 30,
(Dollars in millions)	2011	2010	Change	% Change	2011	2010	Change	% Change

Net premiums written	$60	$78	$(18)	(23)	$237	$275	$(37)	(14)
Net investment income	34	33	1	3	104	101	3	3
Amortization of interest maintenance reserve	-	(1)	1	nm	-	(2)	2	nm
Commissions and expense allowances on reinsurance ceded	2	2	-	0	5	5	-	0
Income from fees associated with Separate Accounts	1	-	1	nm	2	1	1	100
Total revenues	$97	$112	$(15)	(13)	$348	$380	$(31)	(8)

Death benefits and matured endowments	$17	$15	$2	13	$47	$41	$6	15
Annuity benefits	11	10	1	10	37	27	10	37
Disability benefits and benefits under accident and health contracts	(1)	1	(2)	nm	(1)	2	(3)	nm
Surrender benefits and group conversions	7	6	1	17	19	17	1	12
Interest and adjustments on deposit-type contract funds	3	3	-	0	8	8	-	0
Increase in aggregate reserves for life and accident and health contracts	41	60	(19)	(32)	176	222	(46)	(21)
Payments on supplementary contracts with life contingencies	-	-	-	0	-	-	-	0
Total benefit expenses	$78	$95	$(17)	(18)	$286	$317	$(32)	(10)

Commissions	$9	$11	$(2)	(18)	$31	$35	$(3)	(11)
General insurance expenses and taxes	10	10	-	0	31	28	2	11
Increase in loading on deferred and uncollected premiums	(2)	(2)	-	0	(5)	(5)	-	0
Net transfers from Separate Accounts	-	(2)	2	nm	-	(2)	2	nm
Other deductions	-	-	-	0	-	-	-	0
Total operating expenses	$17	$17	$-	0	$57	$56	$1	2

Federal and foreign income tax benefit	1	(3)	4	nm	13	(6)	19	nm

Net gain (loss) from operations before realized capital gains	$1	$3	$(2)	(67)	$(8)	$13	$(21)	nm

Net realized gains (losses) net of capital gains tax	(1)	-	(1)	nm	(18)	1	(20)	nm

Net income (loss) (statutory)	$-	$3	$(3)	nm	$(26)	$14	$(40)	nm
*	Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts.
*	Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.